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                                                                   Exhibit 10.55


             SUPPLEMENT TO GUARANTY AND GUARANTOR SECURITY AGREEMENT

         This SUPPLEMENT TO GUARANTY AND GUARANTOR SECURITY AGREEMENT (this "SUPPLEMENT"), dated as of October 16, 2003, between JBI HOLDINGS LIMITED, an English corporation ("JBI HOLDINGS"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as the Administrative Agent (in such capacity, (the "ADMINISTRATIVE AGENT") for the Revolving Credit Lenders and the Term Loan B Lenders (collectively, the "LENDERS") party to the Loan Agreement referred to below.

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated as of July 15, 2003 (as amended by the First Amendment thereto, and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT"), by and among Jacuzzi Brands, Inc., a Delaware corporation ("JACUZZI"), certain Subsidiaries of Jacuzzi (collectively, with Jacuzzi, the "BORROWERS"), the Administrative Agent, Silver Point Finance, LLC, as agent for the Term Loan B Lenders, and the Lenders from time to time party thereto, the Lenders have made and continue to make loans available to the Borrowers;

         WHEREAS, certain Subsidiaries of Jacuzzi other than the Borrowers have
(a) guaranteed all of the Obligations of the Borrowers under the Loan Agreement pursuant to the terms of that certain Guaranty Agreement, dated as of July 15, 2003 (as supplemented hereby and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "GUARANTY") and (b) secured their obligations under the Guaranty by granting a security interest in certain Collateral to the Administrative Agent pursuant to that certain Guarantor Security Agreement dated as of July 15, 2003 (as supplemented hereby and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "GUARANTOR SECURITY AGREEMENT");

         WHEREAS, the Lenders, by the terms of the First Amendment to the Loan Agreement, have consented to the formation of JBI Holdings and to certain corporate restructuring transactions involving Jacuzzi, certain of its existing Subsidiaries and JBI Holdings, subject to the conditions, among others, that JBI Holdings guarantee all of the Obligations of the Borrowers under the Loan Agreement and agree to become a party to the Guaranty and that JBI Holdings secure such guaranty by granting a security interest in all of its Collateral and agree to become a party to the Guarantor Security Agreement;

         WHEREAS, following the corporate restructuring transactions referred to above, (a) JBI Holdings shall be a direct wholly-owned Subsidiary of Jacuzzi and
(b) certain of the Borrowers shall be direct or indirect Subsidiaries of JBI Holdings;

         WHEREAS, JBI Holdings shall derive substantial benefits from the financial accommodations to be provided under the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and the Revolving Credit Lenders and Term Loan B Lenders continuing to make Loans available under the terms of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:




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         1. DEFINED TERMS. Except as otherwise defined herein, all defined terms herein shall have the respective meanings ascribed thereto in the Loan Agreement and Appendix A thereto.

         2. GUARANTY. JBI Holdings hereby unconditionally and irrevocably, jointly and severally with all other Guarantors, guarantees the prompt and complete payment and performance of all present and future Obligations as and to the extent set forth in the Guaranty and to the same extent as if JBI Holdings had been a party to the Guaranty on the Closing Date. The terms of the Guaranty are incorporated herein by reference in their entirety as though fully set forth herein. Each reference to "Guarantor" or "Guarantors" contained in the Guaranty or in any other Loan Document shall, and shall be deemed to, include a reference to JBI Holdings. Each reference in the Guaranty to "this Guaranty", "herein", hereof" and words of like import and each reference in the other Loan Documents and the Intercreditor Agreement to the Guaranty shall mean the Guaranty as supplemented hereby. The Guaranty shall continue in full force and effect as supplemented hereby.

         3. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of its obligations under the Guaranty, JBI Holdings hereby grants to the Administrative Agent a Lien upon all of its Collateral of the types described in Section 2.1 of the Guarantor Security Agreement, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, along with all Proceeds of any such Collateral as and to the extent set forth in the Guarantor Security Agreement and to the same extent as if JBI Holdings had been a party to the Guarantor Security Agreement on the Closing Date. The terms of the Guarantor Security Agreement are incorporated herein by reference in their entirety as though fully set forth herein. Each reference to "Grantor" or "Grantors" contained in the Guarantor Security Agreement and each reference to "Loan Party" or "Loan Parties" in any Loan Document shall, and shall be deemed to, include a reference to JBI Holdings. Each reference in the Guarantor Security Agreement to "this Security Agreement", "herein", hereof" and words of like import and each reference in the other Loan Documents and the Intercreditor Agreement to the Guarantor Security Agreement shall mean the Guarantor Security Agreement as supplemented hereby. The Guarantor Security Agreement shall continue in full force and effect as supplemented hereby.

         4. ACTIVITIES OF JBI HOLDINGS. JBI Holdings agrees that it shall not own any assets other than the shares of USI American Holdings, Inc., shall not incur any liabilities other than its guaranty of the Obligations and its guaranty of the Indebtedness under the New Senior Secured Notes and shall not engage in any trade or business.

         5. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, this Supplement to Guaranty and Guarantor Security
Agreement has been duly executed as of the date first written above.


                                       EXECUTED AS A DEED AND DELIVERED BY:

                                       JBI HOLDINGS LIMITED


                                       By: /s/ Jeffrey B. Park
                                           -------------------------------------

                                       Title: Director


                                       By: /s/ Steven C. Barre
                                           -------------------------------------

                                       Title: Director/Secretary


                                       FLEET CAPITAL CORPORATION,
                                       as Administrative Agent


                                       By: /s/ David Ritchay
                                           -------------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------




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         The undersigned parties to the Guaranty and Guarantor Security
Agreement hereby acknowledge the foregoing Supplement thereto and ratify and confirm that each shall remain in full force and effect as supplemented hereby.

                                       Asteria Company
                                        (f/k/a Elite Bath Company)
                                       Baylis Brothers Inc.
                                       Bruckner Manufacturing Corp.
                                        (f/k/a Farberware Inc.)
                                       Carlsbad Corp.
                                        (f/k/a Odyssey Sports, Inc.)
                                       Compax Corp.
                                       Eljer Industries, Inc.
                                       Environmental Energy Company
                                       Gary Concrete Products, Inc.
                                       HL Capital Corp.
                                       Jacuzzi Whirlpool Bath, Inc.
                                       KLI, Inc. (f/k/a Keller Ladders, Inc.)
                                       Krikles Canada U.S.A., Inc.
                                        (f/k/a Selkirk Canada U.S.A., Inc.)
                                       Krikles Europe U.S.A., Inc.
                                        (f/k/a Selkirk Europe U.S.A., Inc.)
                                       Krikles, Inc.  (f/k/a Selkirk, Inc.)
                                       Lokelani Development Corporation
                                       Luxor Industries Inc.
                                       Maili Kai Land Development Corporation
                                       Mobilite, Inc.
                                       Nissen Universal Holdings Inc.
                                       Outdoor Products LLC
                                       PH Property Development Company
                                       PLC Realty Inc.
                                        (f/k/a Prescolite Lite Controls, Inc.)
                                       Rexair Holdings, Inc.
                                       Sanitary - Dash Manufacturing Co., Inc.
                                       SH 1 Inc.
                                       Strategic Capital Management, Inc.
                                       Strategic Membership Company
                                       Streamwood Corporation
                                         (f/k/a Quantum Performance Films, Inc.)
                                       TA Liquidation Corp.
                                        (f/k/a Tommy Armour Golf Company)
                                       Trimfoot Co.
                                       TT Liquidation Corp.
                                       UGE Liquidation Inc.
                                        (f/k/a W.K. 25, Inc.)
                                       USI Atlantic Corp.
                                       USI Capital, Inc.
                                       USI Funding, Inc.
                                       USI Properties, Inc.
                                       USI Realty Corp.





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                                       Zurn (Cayman Islands), Inc.
                                       Zurn Constructors, Inc.
                                        (f/k/a Advanco Constructors, Inc.)
                                       Zurn EPC Services, Inc.
                                        (f/k/a National Energy Production
                                        Corporation)
                                       Zurnacq of California, Inc.


                                       By: /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President & Assistant
                                              Secretary
                                              ----------------------------------





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